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                                                         SEC FILE NOS. 033-02610
                                                                       811-04550

                               THE MAINSTAY FUNDS
                          Supplement Dated May 3, 2006
                     to the Prospectus Dated March 1, 2006

This Supplement updates certain information contained in the above-dated Prospectus ("Prospectus") of The MainStay Funds ("Trust"). You may obtain a copy of the Prospectus or the Trust's Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-MAINSTAY (1-800-624-6782), by visiting the Trust's website at www.mainstayfunds.com, or by writing to NYLIFE Distributors LLC, attn: MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

1.  Portfolio Manager Change

     Rudolph C. Carryl has resigned as a portfolio manager to the Capital Appreciation, Total Return, Small Cap Growth and Mid Cap Growth Funds. References to Mr. Carryl in the Prospectus are hereby deleted.

2. Mid Cap Growth Fund

     On page 24, the Average Annual Total Return Before Taxes figure for Class B Shares for the Life of Fund period as of December 31, 2005 is changed from 2.76% to 2.58%.

3. International Equity Fund

     On page 74, the second paragraph under "Principal Investment Strategies" is replaced with the following:

     The Fund's stock selection process favors well-established companies with stable earnings and below average debt. As a result, the Fund may not perform as well as its peers or benchmark during periods when the stock market favors the securities of businesses with earnings that may not be sustainable or that have recurring, weak or high-risk business models or weak balance sheets.

4. Manager of Managers

     The following disclosure is added as the third paragraph under "Who Manages Your Money?" on page 111 of the Prospectus:

     The Trust and the Manager have applied for an exemptive order from the SEC that would permit the Manager greater flexibility than is currently provided by the Investment Company Act to retain investment subadvisors and modify investment subadvisory arrangements. Under the exemptive order, if granted, the Manager would continue to provide or oversee the provision of portfolio management services to the Trust and the Funds by one or more investment subadvisors, but would have the additional flexibility to retain investment subadvisors and materially modify investment subadvisory agreements without shareholder approval, as is currently required by the investment Company Act. However, there can be no assurance that the SEC will grant the exemptive relief. Please see the SAI for a list of Funds whose shareholders have approved this arrangement.

5. Portfolio Manager Biographies:

     The second sentence of the biography of Mark G. DeFranco (co-manager of the MAP Fund) on page 113 is revised in its entirety to state:

     Mr. DeFranco is a Managing Director of Jennison.

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 The second sentence of the biography of Brian M. Gillott (co-manager of the MAP
Fund) on page 113 is revised in its entirety to state:

     Mr. Gillott is a Managing Director of Jennison.

6. Financial Highlights

     Certain financial highlights information with respect to the Convertible Fund for the year ended October 31, 2005 as found on pages 144 and 145, is replaced with the following:


                                            Class A      Class B      Class C

Net asset value at beginning of period       $12.10      $12.11       $12.11
                                             ------      ------       ------
Net investment income                          0.18(e)     0.08(e)      0.08(e)
Net realized and unrealized gain (loss)
on investments                                 1.17        1.17         1.17
Net realized and unrealized gain (loss)
on foreign currency transactions              -----       -----        -----

                                              -----       -----        -----
Total from investment operations               1.35        1.25         1.25
Less dividends and distributions:             -----       -----        -----
      From net investment income              (0.17)      (0.07)       (0.07)
      From net realized gain on
      investments                             -----       -----        -----

                                              -----       -----        -----

Total dividends and distributions             (0.17)      (0.07)       (0.07)
                                              -----       -----        -----

                                              -----       -----        -----

Net asset value at end of period              $13.28     $13.29       $13.29
                                              ======     ======       ======
Total investment return (a)                   11.21%      10.35%       10.35%

Ratios (to average net
assets)/Supplemental Data:
     Net investment income                   1.38%(e)      0.63%(e)     0.63%(e)
     Net expenses                            1.20%         1.95%        1.95%
     Expenses (before
     waiver/reimbursement)                   1.38%         2.13%        2.13%

Portfolio turnover rate                        93%           93%          93%
Net assets at end of period (in 000's)   $ 93,996      $390,163     $ 23,992

     *  The Fund changed its fiscal year end from December 31 to October 31.

     +  Annualized

     (a)  Total return is calculated exclusive of sales charges.

     (b)  Less than one cent per share.

     (c)  Total return is not annualized.

     (d) As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.


                                             Class A     Class B      CLass C
Decrease net investment income              ($0.00)(b)  ($0.00)(b)   ($0.00)(b)
Increase net realized and unrealized
gains and losses                             0.00 (b)    0.00 (b)     0.00 (b)
Decrease ratio of net investment income      (0.07%)     (0.07%)      (0.07%)

     (e ) Net investment income and the ratio of net investment income includes
          $0.01 per share and 0.07%, respectively as a result of a special one time dividend from Microsoft Corp.


            Please Retain This Supplement For Your Future Reference.